Exhibit 99.3

UNITED STATES TRUSTEE PROGRAM - CHAPTER 11 MONTHLY BUSINESS OPERATING REPORT FOR THE EASTERN DISTRICT OF MISSOURI

Case Name: In re Briggs & Stratton Corporation, et al.

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Date Bankruptcy Filed	July 20, 2020

Monthly Chapter 11 Business Operating reports to be emailed to:  USTRegion13.sl.ecf@usdoj.gov

UNITED STATES CODE
TITLE 18 CRIMES AND CRIMINAL PROCEDURES
18 U.S.C. SEC 1001

Whoever, in any matter within the jurisdiction of any department or agency of the United States knowingly and willfully falsifies, conceals or covers up by any trick, scheme, or device a material fact, or makes any false, fictitious or fraudulent statements of representation, or makes or uses any false writing or document knowing the same to contain any false fictitious or fraudulent statement or entry, shall be fined not more than $250,000 or imprisoned no more than five (5) years, or both.

I certify under penalty of perjury that the operating report for the above-stated month and year is true and correct.

Date Submitted:	12/16/2020

Signed:	/s/ Kathryn M. Buono

Title:	Vice President & Secretary

Printed Name:	Kathryn M. Buono

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

In re: Briggs & Stratton Corporation, et al.

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

CORPORATE MONTHLY OPERATING REPORT

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			Attached Separately
Cash disbursements journals
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Statement of Cash Flows	MOR-3a		See MOR-1
Status of Postpetition Taxes	MOR-4		Attestation Attached
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Status of Insurance Coverage and Premium Payments	MOR-4		Attestation Attached
Summary of Unpaid Postpetition Debts	MOR-4
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5		Upon Request
Taxes Reconciliation and Aging	MOR-5		Attestation Attached
Schedule of Payments to Professionals	MOR-6	x
Postpetition Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x
Report to Other Significant Events	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kathryn M. Buono	12/16/2020
Signature of Authorized Individual	Date

Kathryn M. Buono	Vice President & Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

In re: Briggs & Stratton Corporation, et al.

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D.	39-0182330

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT
 RECONCILIATIONS, CASH DISBURSEMENT JOURNALS AND
COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Kathryn M. Buono, Vice President & Secretary , of Briggs & Stratton Corporation, et al. (the “Debtors”) hereby certify the following:

1. Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the opening and closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtors’ ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Kathryn M. Buono	12/16/2020
Signature of Authorized Individual	Date

Kathryn M. Buono	Vice President & Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

In re: Briggs & Stratton Corporation, et al.	List of Debtors

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

GENERAL:
This report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Billy Goat Industries, Inc.	20-10575
Briggs & Stratton Corporation	20-43597
Allmand Bros., Inc.	20-43598
Briggs & Stratton International, Inc.	20-43599
Briggs & Stratton Tech, LLC	20-43600

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING
THE DEBTORS’ MONTHLY OPERATING REPORTS

In re: Briggs & Stratton Corporation, et al.

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

1. Introduction

On July 20, 2020 (the “Petition Date”), Briggs & Stratton Corporation and certain of its domestic affiliates as debtors and debtors in possession (collectively, the “Debtors”), each filed a voluntary petition for relief (the “Chapter11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”).The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On July 21, 2020, the Bankruptcy Court entered an order authorizing the joint administration of these Chapter 11 cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (Docket No. 117). Additionally, on August 5, 2020, the United States Trustee for Region 13 appointed a statutory committee of creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (Docket No. 304). Information contained herein may differ from the Debtors’ filings on the Petition Date due to more accurate information becoming available.

The Debtors are filing this consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases.  The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2. GAAP

The financial statements and supplemental information contained herein are preliminary and unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects.

The unaudited financial statements have been derived from the Debtors’ books and records that were available at the time of preparation.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP.  Upon application of such procedures, the Debtors believe that the financial information could be subject to change, which could be material. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist.  Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.  The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

3. General Methodology

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records and financial activity occurring during the applicable reporting period.  Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein.

The reporting period of this MOR is October 26, 2020 through November 22, 2020 in accordance with the company’s fiscal month end.  Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

4. Currency

All amounts shown in the MOR are in U.S. Dollars unless otherwise noted.

5. Past Performance

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

6. Prepetition vs Postpetition Liabilities

The Debtors allocated liabilities between prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR.  As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change.  The liability information, except as otherwise noted, is listed as of the close of business as of the end of the company’s fiscal month.  Accordingly, the Debtors  reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

7. Accounts Payable & Accrued Expenses

To the best of the Debtors’ knowledge, all unaudited postpetition trade payables are current. Please refer to Debtor Questionnaire and the Debtors’ attestation concerning insurance policies for information regarding insurance premiums.

8. Book Value of Assets

Unless otherwise indicated, the values for assets contained in this MOR are book values as of the end of the month.  Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value.  Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the month and are not based upon any estimate of their current market value.  The Debtors reserve their rights to amend or adjust the value of each asset set forth herein.

9. Consolidated Entity Accounts Payable and Disbursement Systems

As described in the Motion of Debtors for Entry of Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Honor Certain Prepetition Obligations Related to the Use Thereof, (C) Continue Intercompany Transactions and Provide Administrative Expense Priority for Postpetition Intercompany Claims, and (D) Continue Supply Chain Financing; (II) Waiving Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief (Docket No. 17), (the “Cash Management Motion”), the Debtors utilize a consolidated cash management system for cash receipts and cash disbursements. Cash receipts and cash disbursements are not readily available by Debtor and are therefore reflected on MOR-1 on a consolidated basis.

Due to the nature of its consolidated Cash Management System and resulting accounting records, it would be unduly burdensome and cost prohibitive for the Debtors to record cash receipts on individual Debtors’ books and records.  In conjunction with this, and in order to effectively report their profit and loss statement and balance sheet by individual Debtor, the Debtors maintain business relationships among each other, which result in intercompany receivables and payables (the “Intercompany Transactions”).  The Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtors’ balance sheets and at the legal-entity level. Because the Debtors generally track and report their financial information on a consolidated basis, some errors may exist and adjustments in future reporting may be necessary.

10. Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 plan.  Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

The filing of the Chapter 11 Cases constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtors (collectively, the “Prepetition Debt”).  As a result, obligations under the Prepetition Debt became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Prepetition Debt have been stayed as a result of the filing of the Chapter 11 Cases.

The Debtors have not finalized their analysis of liabilities that may be subject to compromise, and hereby expressly reserve all rights to reclassify, estimate, and/or change any amounts to denote such amounts as liabilities subject to compromise in the future.

11. Payment of Prepetition Claims Pursuant to First Day Orders

Although payment of prepetition claims is generally not permitted, following the Petition Date, the Bankruptcy Court entered various orders (collectively, the “First Day Orders”) authorizing the Debtors to, among other things, pay certain prepetition claims in designated categories and subject to certain terms and conditions.  This relief generally was designed to preserve the value of the Debtors’ business and assets.  To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments. To the extent any adjustments are necessary for any payments made on account of such prepetition claims following the Petition Date pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such adjustments have been included in the MOR unless otherwise noted.

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

12. Accuracy

The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against, or interests in, the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

The figures included within this monthly operating report are preliminary, unaudited, consistent with the SAPA (defined below) and subject to change based on continued calculations and reconciliations. The figures included within this report are draft in nature and subject to material revision.

13. Debtor in Possession Financing

On August 20, 2020, the Bankruptcy Court entered the Final Order (I) Authorizing Debtors to Obtain Postpetition Financing, (II) Authorizing Debtors to Use Cash Collateral, (III) Granting Liens and Superpriority Claims, (IV) Granting Adequate Protection to Prepetition Secured Parties, and (V) Modifying Automatic Stay (Docket No. 526) (the “Final DIP Order”). Pursuant to the Final DIP Order, the Debtors were authorized to obtain debtor-in-possession financing in an aggregate principal amount not to exceed $677.5 million pursuant to the terms and conditions of the DIP Credit Agreement (as defined in the Final DIP Order) with such debtor-in-possession financing consisting of: (i) a first-out, asset based revolving facility in an aggregate principal amount not to exceed on the DIP Closing Date (as defined in the Final DIP Order) $412.5 million, subject to a reduction on the DIP Term Loan Closing Date (as defined in the Final DIP Order) to $350 million (the “DIP ABL Facility”) and (ii) a superpriority senior secured priming last out term loan facility in an aggregate principal amount of $265 million (the “DIP Term Loan Facility,” and together with the DIP ABL Facility, the “DIP Facilities”). Upon entry of the Final DIP Order, the Debtors were authorized to use the proceeds of the DIP Term Loan Facility first, to repay in full in cash all Prepetition ABL Obligations on the date the DIP Term Facility closes, and, second, to fund operating and other administrative expenses in the Chapter 11 Cases in accordance with the DIP Budget Covenants (as defined in the Final DIP Order).

Pursuant to the Sale Order (defined below) and the Final DIP Order, the Debtors applied the proceeds from the Sale Transaction (defined below) to pay in full all obligations under the DIP Facilities.

14. Close of Sale Transaction

On September 15, 2020 the Bankruptcy Court entered the Order Authorizing (I) the Sale of the Assets and Equity Interests to the Purchaser Free and Clear of Liens, Claims, Interests, and Encumbrances; (II) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (III) Granting Related Relief (Docket No. 898) (the “Sale Order”), whereby the Bankruptcy Court approved the sale of substantially all of the Debtors’ assets and the Debtors’ equity interests to the stalking horse bidder for an aggregate purchase price of $550 million through a combination of cash, credit bid, and certain other deductions and adjustments, and the stalking horse bidder assumed certain of the Debtors’ liabilities (the “Sale Transaction”). (Refer to the Stock and Asset Purchase Agreement (the “SAPA”) for detail regarding the assets and liabilities transferred to the stalking horse bidder and the excluded assets and liabilities that remain with the Debtors). The Sale Transaction closed on September 21, 2020 (Docket No. 964). The month-end balance sheet reflects the Debtors’ remaining assets and liabilities that were excluded from the Sale Transaction with the stalking horse bidder.

15. Reservation of Rights

Given the complexity of the Debtors’ business, inadvertent errors, omissions or the overinclusion of contracts or leases may have occurred in the preparation of this MOR.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability or the executory nature of any claim amounts, representation or other statement in this MOR and reserve the right to amend or supplement this MOR, as may be necessary or appropriate.

Nothing contained in this MOR shall constitute a waiver of the Debtors’ rights or an admission with respect to the Chapter 11 Cases.

In re: Briggs & Stratton Corporation, et al.	MOR-1

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Billy Goat Industries, Inc.	20-10575	$-	$-
Briggs & Stratton Corporation	20-43597	2,962	(3,977)
Allmand Bros., Inc.	20-43598	-	(2)
Briggs & Stratton International	20-43599	-	-
Briggs & Stratton Tech, LLC	20-43600	-	-
Total		$2,962	$(3,979)

Notes to MOR-1:
 Cash receipts are not readily available by Debtor and are included in MOR-1 on a consolidated basis. Disbursements related to payroll are being reported for each of Briggs & Stratton Corporation, Billy Goat Industries, Inc., and Allmand Bros., Inc.  All other disbursements are being reported on a consolidated basis in the Briggs & Stratton Corporation line item.

In re: Briggs & Stratton Corporation, et al.	MOR-1a

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Bank Account Information
(Amounts in thousands)

Debtor	Case Number	Bank	Account Number	Bank Balance (11/22/20)[1]
Briggs & Stratton Corporation		Bank of America	8011	$94
Briggs & Stratton Corporation		Bank of Montreal	1266	8
Briggs & Stratton Corporation[2]		JP Morgan Chase	4049	-
Briggs & Stratton Corporation		Bank of America	8029	121
Briggs & Stratton Corporation		BMO	1253	37
Briggs & Stratton Corporation		U.S. Bank	1465	101,322
Briggs & Stratton Corporation		U.S. Bank	3-619	435
Briggs & Stratton Corporation		U.S. Bank	362	-
Briggs & Stratton Corporation		Bank of America	1014	-
Briggs & Stratton Corporation		BMO Wealth Management	8717	-
Briggs & Stratton Corporation		Bank of America	6598	11
Briggs & Stratton Corporation[3]		U.S. Bank	6422	-
Briggs & Stratton Corporation		Wells Fargo Bank	3600	-
Briggs & Stratton Corporation		SunTrust Bank	942	-
Briggs & Stratton Corporation		SunTrust Bank	934	-
Briggs & Stratton Corporation[4]		SunTrust Bank	959	36
Briggs & Stratton Corporation[4]		SunTrust Bank	975	338
Briggs & Stratton Corporation[4]		SunTrust Bank	967	225
Billy Goat Industries, Inc.		U.S. Bank	3304	-
Briggs & Stratton Corporation[5]		U.S. Bank	4446	28,579
Briggs & Stratton Corporation[5]		U.S. Bank	4453	913
Total				$132,119

Notes to MOR 1-a:
1. All amounts listed above reflect balances as of fiscal month end (as of November 22, 2020). Copies of bank statements and cash disbursement journals are not included in MOR-1a, but will available upon request.

2. Bank account transferred to the stalking horse bidder upon close of the Sale Transaction.

3. This account relates to a joint venture.  The Debtors hold legal title to the account and intend to close the account. The Debtors have paid 50% of the account balance to the joint venture partner in accordance with relief granted in the Order (I) Authorizing Use, Sale or Lease of Certain Property of the Estate, (II) Establishing Procedures for De Minimis Asset Sales, and (III) Granting Related Relief (Docket No. 1222) entered by the Bankruptcy Court on November 9, 2020.

4. Pursuant to the Stipulation and Order Pursuant to Section 362 of the Bankruptcy Code, Granting Relief from the Automatic Stay to Allow New Market Tax Credit Lenders to Exercise Their Rights with Respect to Fee Reserve Collateral Accounts filed on December 10, 2020 (Docket No. 1397), the New Market Tax Credit (“NMTC”) lenders are entitled to withdraw the funds held in these SunTrust Bank Accounts and exercise their rights with respect to the NMTC’s secured claims.

5. These bank accounts were set up post-filing pursuant to First Day Orders to address (i) the professional fee escrow and (ii) adequate protection deposits for utilities.

In re: Briggs & Stratton Corporation, et al.	MOR-2

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Unaudited Consolidated Statements of Operations
(Amounts in thousands)

Period Ended November 22, 2020
Consolidated

NET SALES	$-
COST OF GOODS SOLD	13
Gross Profit	(13)
ENGINEERING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	205
EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES	-
Income (Loss) from Operations	(218)
INTEREST EXPENSE	(1,145)
OTHER INCOME, Net	(31)
REORGANIZATION ITEMS, Net	(2,041)
Income (Loss) Before Income Taxes	(3,435)
PROVISION (CREDIT) FOR INCOME TAXES	-
NET INCOME (LOSS)	$(3,435)

In re: Briggs & Stratton Corporation, et al.	MOR-2

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Notes to MOR-2:

The Debtors’ reorganization items for the period ended November 22, 2020 consisted of the following:

Period Ended November 22, 2020
(In Thousands)
Consolidated
Professional fees	$4,100
Accounts payable settlement (gains) losses	(2,059)
Reorganization items, net	$2,041

Professional fees are only those that are directly related to the reorganization and include fees associated with estate professionals and secured lenders’ professionals.

In re: Briggs & Stratton Corporation, et al.	MOR-3

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Balance Sheet
(Amounts in thousands)

As of November 22, 2020
Consolidated

CURRENT ASSETS:
Cash and Cash Equivalents	131,831
Receivables	6,421
Prepaid Expenses and Other Current Assets	73,458
Total Current Assets	211,710
OTHER LONG-TERM ASSETS, Net	21,631
Plant and Equipment, Net	7,453
Total Assets	240,794

CURRENT LIABILITIES:
Accounts Payable	30,119
Accrued Liabilities	57,229
Total Current Liabilities	87,348
ACCRUED PENSION COST	232,827
ACCRUED EMPLOYEE BENEFITS	22,570
ACCRUED POSTRETIREMENT HEALTH CARE OBLIGATION	21,929
OTHER LONG-TERM LIABILITIES	26,752
Total Liabilities not subject to compromise	391,426
Liabilities subject to compromise	251,089
Total Liabilities	642,515

SHAREHOLDERS’ INVESTMENT:
Common Stock	579
Additional Paid-In Capital	73,810
Retained Earnings	127,120
Accumulated Other Comprehensive Loss	(279,162)
Treasury Stock at Cost	(324,068)
Total Shareholders’ Investment	(401,721)
Total Liabilities and Shareholders’ Investment	240,794

In re: Briggs & Stratton Corporation, et al.	MOR-3

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Notes to MOR-3:

Liabilities subject to compromise consist of the following:

November 22, 2020
(In Thousands)

Debt obligations	195,464
Accrued interest	12,739
Accounts payable	42,886
Liabilities subject to compromise	251,089

In re: Briggs & Stratton Corporation, et al.	MOR-5

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Notes to MOR-5:

SUMMARY OF UNPAID POSTPETITION DEBTS; ACCOUNTS RECEIVABLE RECONCILIATION AND AGING;
TAXES RECONCILIATION AND AGING

The Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. The following items will be made available upon request: (i) summary of unpaid postpetition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging. Due to the level of detailed records, (i) copies of IRS form 6123 or payment receipts, (ii) copies of tax returns filed during the reporting period and (iii) a taxes aging schedule will be made available upon request.

In re: Briggs & Stratton Corporation, et al.	MOR-6

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Schedule of Payments to Estate Professionals
(Amounts in thousands)

		Amount Paid	Cumulative Paid
		10/26/2020	7/20/2020
Professional	Role	Through 11/22/2020	Through 11/22/2020
Weil, Gotshal & Manges LLP	Debtors’ Co-Counsel	$-	$2,484
Carmody MacDonald P.C.	Debtors’ Co-Counsel	-	253
Foley & Lardner LLP	Debtors’ Corporate Counsel	386	570
Houlihan Lokey Inc.	Debtors’ Investment Banker	-	2,277
Ernst & Young, LLP	Debtors’ Restructuring Advisor	-	2,423
Deloitte & Touche	Debtors’ Independent Auditor/ Tax Advisor	-	2
King & Spalding LLP	Debtors’ Special Litigation Counsel	-	256
Berkeley Research Group LLC	UCC Financial Advisor	-	-
Brown Rudnick LLP	UCC Co-Counsel	462	1,052
Doster, Ullom & Boyle LLC	UCC Co-Counsel	-	71
Kurtzman Carson Consultants LLC	Claims and Noticing Agent/ Administrative Advisor	-	1,562

Notes to MOR-6:
 Payments to ordinary course professionals or consultants are not included in MOR-6.

In re: Briggs & Stratton Corporation, et al.	MOR-6

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Post Petition Adequate Protection Payments
(Amounts in thousands)

Principal	Beginning Balance	Advances	Repayments	Other	Ending Balance[1]
Prepetition ABL - US	$-	$-	$-	$-	$-
Prepetition ABL - Swiss	-	-	-	-	-
Terminated Hedges	-	-	-	-	-
US DIP	-	-	-	-	-
Swiss DIP	-	-	-	-	-
FILO	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Accrued Interest/Fees	Beginning Balance	Accrued (Interest)	Payments	Other	Ending Balance
Prepetition ABL	$-	$-	$-	$-	$-
DIP	-	-	-	-	-
FILO	-	-	-	-	-

Total	$-	$-	$-	$-	$-

1. On September 21, 2020, the Sale Transaction closed.  On September 23, 2020, pursuant to Sale Order and Final DIP Order, the Debtors applied the proceeds from the Sale Transaction to pay in full all obligations under the DIP Facilities.

In re: Briggs & Stratton Corporation, et al.	MOR-7

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
		Yes	No	Explanation
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any postpetition tax returns?		X	See attestation.
4.	Are workers’ compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X
Following the sale of their businesses, the Debtors analyzed existing insurance coverages and canceled those that were not deemed necessary to the Debtors’ wind-down activities.  For example, workers’ compensation insurance policies were canceled after such sale in jurisdictions where the Debtors are no longer subject to workers’ compensation insurance requirements and the cancellation does not create any gap in the Debtors’ satisfaction of their workers’ compensation obligations.  Further information is available upon request.

5.	Is the Debtor delinquent in paying any insurance premium payment?		X
See attestation.
The Debtors have paid the premium due for periods during which they are entitled to insurance coverage. While they are not insurance policies, the Debtors have not paid the renewal premium for certain surety bonds which (i) secured workers’ compensation obligations arising from the Debtor’s former self-insured status with respect to workers’ compensation matters and (ii) have been called in full by relevant states’ workers’ compensation authorities.  Further information is available upon request.

6.	Have any payments been made on prepetition liabilities this reporting period?	X		Only as allowed by First Day Orders
7.	Are any postpetition receivables (accounts, notes or loans) due from related parties?	X		Ordinary course transactions with affiliates discussed in the Cash Management Motion & Orders
8.	Are any postpetition payroll taxes past due?		X	See attestation
9.	Are any postpetition State or Federal income taxes past due?		X	See attestation
10.	Are any postpetition real estate taxes past due?		X	See attestation
11.	Are any other postpetition taxes past due?		X	See attestation
12.	Have any prepetition taxes been paid during this reporting period?	X		Only as allowed by First Day Orders
13.	Are any amounts owed to postpetition creditors delinquent?		X
14.	Are any wage payments past due?		X
15.	Have any postpetition loans been received by the Debtor from any party?	X		DIP Facilities as approved by the Court, since repaid from the proceeds of the Sale Transaction
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

In re: Briggs & Stratton Corporation, et al.	MOR-7 (2)

Case No.	20-43597
Reporting Period	October 26, 2020 - November 22, 2020
Federal Tax I.D. #	39-0182330

Report of Other Significant Events

Provide date(s) and brief narrative description for any significant management, legal, accounting or other financial events which occurred during the month that are not otherwise reported previously in this document.

In the prior reporting period, on October 9, 2020, the Debtors filed the Joint Chapter 11 Plan of Briggs & Stratton Corporation and its Affiliated Debtors (Docket No. 1066) and the Disclosure Statement for Joint Chapter 11 Plan of Briggs & Stratton Corporation and Its Affiliated Debtors (Docket No. 1067).  On November 9, 2020, the Debtors filed the Amended Joint Chapter 11 Plan of Briggs & Stratton Corporation and its Affiliated Debtors (the “Amended Plan”) (Docket No. 1226) and the Amended Disclosure Statement for Amended Joint Chapter 11 Plan of Briggs & Stratton Corporation and its Affiliated Debtors (Docket No. 1227) (the “Amended Disclosure Statement”) and, on November 10, 2020, the Court entered an order approving the Amended Disclosure Statement and scheduled the hearing for confirmation of the Amended Plan for December 18, 2020.

December 16, 2020

Office of the United States Trustee

Subject: Attestation Regarding Payment of Post Petition Taxes

Briggs & Stratton Corporation and certain of its domestic affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the Bankruptcy Court for the Eastern District of Missouri on July 20, 2020.  The Debtors hereby submit this attestation regarding taxes incurred by the Debtors (the “Postpetition Taxes”).

To the best of the Debtors’ knowledge, as of the date hereof, (i) all Postpetition Taxes that are not subject to dispute or reconciliation are current and (ii) there are no material disputes or reconciliations with respect to the Postpetition Taxes. For the purpose of this attestation, “Postpetition Taxes” is meant to encompass sales and use taxes, employment and wage-related taxes, franchise taxes, property taxes, foreign taxes, income taxes, and regulatory or other taxes and fees incurred postpetition by the Debtors. It should be noted that the Debtors continue to defer employer-side FICA taxes as permitted by the Federal CARES Act.

/s/ Kathryn M. Buono
Name: Kathryn M. Buono
Position: Vice President & Secretary

Sworn to and Subscribed before me on this
______ day of _______________, 2020

________________________________
Notary Public

My Commission Expires ______________

December 16, 2020

Office of the United States Trustee

Subject: Attestation Regarding Payment of Insurance Premiums

Briggs & Stratton Corporation and certain of its domestic affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the Bankruptcy Court for the Eastern District of Missouri on July 20, 2020.  The Debtors hereby submit this attestation regarding premiums for insurance programs currently maintained by the Debtors (the “Insurance Premiums”).

To the best of the Debtors’ knowledge, as of the date hereof, (i) all Insurance Premiums that are not subject to dispute or reconciliation are current and (ii) there are no material disputes or reconciliations with respect to the Insurance Premiums.

/s/ Kathryn M. Buono
Name: Kathryn M. Buono
Position: Vice President & Secretary

Sworn to and Subscribed before me on this
______ day of _______________, 2020

________________________________
Notary Public

My Commission Expires ______________